SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 24, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                 21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------------                        -----------
      (99)                            Computational Materials
                                      prepared by PaineWebber
                                      Incorporated in connection
                                      with Norwest Asset Securities
                                      Corporation, Mortgage Pass-Through
                                      Certificates, Series 1998-9

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION


March 24, 1998

                                           By: /s/ B. David Bialzak
                                               ---------------------
                                               B. David Bialzak
                                               Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

   (99)             Computational Materials                             P
                    prepared by PaineWebber Incorporated
                    in connection with
                    Norwest Asset Securities Corporation,
                    Mortgage Pass-Through
                    Certificates, Series 1998-9